SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         January 18, 2002
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                          JACKSONVILLE BANCORP, INC.
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            TEXAS                   0 - 28070                      75-2632781
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(State of Incorporation)       (Commission File No.)                (IRS No)



COMMERCE AND NECHES STREET      JACKSONVILLE, TEXAS                   75766
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(Address of Principal Executive Offices)                           (Zip Code)



                                (903) 586-9861
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             (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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        (Former Name or Former Address, If Changed Since Last Report)








Item 5.   Other Events

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated January 18, 2002









                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              JACKSONVILLE BANCORP, INC.



Date: 01/18/2002                              By: /s/ Jerry Chancellor
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                                                  Jerry Chancellor
                                                  President